Exhibit 99.09

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                 September, 1999
           Series 1999-05, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of March 1, 1999 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                      $      644,786.32
                                                                 ---------------
        (b)    Interest                                       $    4,522,270.39
                                                                 ---------------
        (c)    Total                                          $    5,167,056.71
                                                                 ---------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                      $      505,227.77
                                                                 ---------------
        (b)    Interest                                       $    3,558,250.23
                                                                 ---------------
        (c)    Total                                          $    4,063,478.00
                                                                 ---------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                      $      139,558.55
                                                                 ---------------
        (b)    Interest                                       $      964,020.16
                                                                 ---------------
        (c)    Total                                          $    1,103,578.71
                                                                 ---------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                      $      147,637.62
                                                                 ---------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                      $    4,541,996.77
                                                                 ---------------
        (b)    Interest                                       $       27,037.86
                                                                 ---------------
        (c)    Total                                          $    4,569,034.63
                                                                 ---------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                         $            0.00
                                                                 ---------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                               $            0.00
                                                                 ---------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                      $            0.00
                                                                 ---------------
        (b)    Interest                                       $            0.00
                                                                 ---------------
        (c)    Total                                          $            0.00
                                                                 ---------------

12.     Pool Scheduled Principal Balance:                     $  752,900,068.75
                                                                 ---------------

13.     Available Funds:                                      $    9,731,206.26
                                                                 ---------------

14.     Realized Losses for prior month:                      $            0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                    $           0.00
                                                                  --------------

17.      Compensating Interest Payment:                        $       2,669.94
                                                                  --------------

18.      Total interest payments:                              $   4,396,785.53
                                                                  --------------

19. Interest
                               Unpaid Class
     Accrued Certificate    Interest Shortfalls      Interest
Class     Interest                                    Payable       Pay-out Rate
-----     --------          -------------------       -------       ------------
R    $               0.00   $              0.00   $           0.00  %0.000000000
PO   $               0.00   $              0.00   $           0.00  %0.000000000
A1   $       2,115,171.68   $              0.00   $   2,115,171.68  %6.499999999
A2   $         330,834.91   $              0.00   $     330,834.91  %6.499999976
A3   $          13,595.83   $              0.00   $      13,595.83  %6.499998406
A4   $          17,988.75   $              0.00   $      17,988.75  %6.500000000
A5   $          17,994.17   $              0.00   $      17,994.17  %6.500001204
A6   $          12,545.00   $              0.00   $      12,545.00  %6.500000000
A7   $          18,994.08   $              0.00   $      18,994.08  %6.499998859
A8   $          93,178.70   $              0.00   $      93,178.70  %6.500000203
A9   $          17,364.58   $              0.00   $      17,364.58  %6.249998800
A10  $          27,083.33   $              0.00   $      27,083.33  %6.499999200
A11  $           9,724.17   $              0.00   $       9,724.17  %7.000002400
A12  $          21,379.58   $              0.00   $      21,379.58  %6.499998987
A13  $          24,375.00   $              0.00   $      24,375.00  %6.500000000
A14  $           7,583.33   $              0.00   $       7,583.33  %6.499997143
A15  $           5,579.17   $              0.00   $       5,579.17  %6.500003883
A16  $          26,406.46   $              0.00   $      26,406.46  %6.750001118
A17  $               0.00   $              0.00   $           0.00  %0.000000000
A18  $          24,721.88   $              0.00   $      24,721.88  %6.750001365
A19  $           6,666.67   $              0.00   $       6,666.67  %8.000004000
A20  $          22,110.00   $              0.00   $      22,110.00  %9.000000000
A21  $           5,416.67   $              0.00   $       5,416.67  %6.500004000
A22  $           5,833.33   $              0.00   $       5,833.33  %6.999996000
A23  $          27,083.33   $              0.00   $      27,083.33  %6.750000312
A24  $               0.00   $              0.00   $           0.00  %0.000000000
A25  $               0.00   $              0.00   $           0.00  %0.000000000
A26  $          53,175.41   $              0.00   $      53,175.41  %6.999999671
A27  $         509,541.94   $              0.00   $     509,541.94  %6.499999974
A28  $          88,188.75   $              0.00   $      88,188.75  %6.500000000
A29  $         427,190.83   $              0.00   $     427,190.83  %6.499999949
S    $         286,253.13   $              0.00   $     286,253.13  %0.473170139
M    $          85,083.75   $              0.00   $      85,083.75  %6.499999975
B1   $          31,907.08   $              0.00   $      31,907.08  %6.499999863
B2   $          19,144.25   $              0.00   $      19,144.25  %6.500000546
B3   $          23,398.17   $              0.00   $      23,398.17  %6.500001059
B4   $           8,508.91   $              0.00   $       8,508.91  %6.499996575
B5   $          12,762.69   $              0.00   $      12,762.69  %6.500000146

20.      Principal Distribution Amount:                       $    5,334,420.73
                                                                 ---------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution       Accrual Amount
                                 ----------------------       --------------
        Class R                  $                 0.00       $         0.00
        Class PO                 $               798.97       $         0.00
        Class A1                 $         3,407,223.17       $         0.00
        Class A2                 $           653,237.50       $         0.00
        Class A3                 $                 0.00       $         0.00
        Class A4                 $                 0.00       $         0.00
        Class A5                 $                 0.00       $         0.00
        Class A6                 $                 0.00       $         0.00
        Class A7                 $                 0.00       $         0.00
        Class A8                 $           274,028.39       $         0.00
        Class A9                 $                 0.00       $         0.00
        Class A10                $                 0.00       $         0.00
        Class A11                $                 0.00       $         0.00
        Class A12                $                 0.00       $         0.00
        Class A13                $                 0.00       $         0.00
        Class A14                $                 0.00       $         0.00
        Class A15                $                 0.00       $         0.00
        Class A16                $                 0.00       $         0.00
        Class A17                $                 0.00       $         0.00
        Class A18                $                 0.00       $         0.00
        Class A19                $                 0.00       $         0.00
        Class A20                $                 0.00       $         0.00
        Class A21                $                 0.00       $         0.00
        Class A22                $                 0.00       $         0.00
        Class A23                $                 0.00       $         0.00
        Class A24                $                 0.00       $         0.00
        Class A25                $                 0.00       $         0.00
        Class A26                $                 0.00       $         0.00
        Class A27                $           970,751.05       $         0.00
        Class A28                $                 0.00       $         0.00
        Class A29                $                 0.00       $         0.00
        Class S                  $                 0.00       $         0.00
        Class M                  $            13,355.93       $         0.00
        Class B1                 $             5,008.58       $         0.00
        Class B2                 $             3,005.15       $         0.00
        Class B3                 $             3,672.90       $         0.00
        Class B4                 $             1,335.68       $         0.00
        Class B5                 $             2,003.41       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            0.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                  B1        $              0.00     $              0.00
                  B2        $              0.00     $              0.00
                  B3        $              0.00     $              0.00
                  B4        $              0.00     $              0.00
                  B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                        Yes         No
                        ---         --
         Class-B1        X
         Class-B2        X
         Class-B3        X
         Class-B4        X
         Class-B5        X

 2.     Base Servicing Fee amount:                            $      160,681.55
                                                                     -----------

 3.     Supplemental Servicing Fee amount:                    $             N/A
                                                                     -----------

 4.     Credit Losses for prior month:                        $            0.00
                                                                     -----------

                                                Category A Category B Category C
 5.     Senior Percentage:           % 95.593501   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 6.     Group I Senior Percentage:
                                     %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 7.     Group II Senior Percentage:
                                     %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 8.     Senior Prepayment Percentage:
                                     %100.000000   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 9.     Group I Senior Prepayment
        Percentage:                  %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 10.    Group II Senior Prepayment
        Percentage:                  %       N/A   N/A        N/A        N/A
                                      -----------  ----    -------    -------

 11.    Junior Percentage:           %  4.406499
                                      -----------

 12.    Junior Prepayment Percentage:
                                     %  0.000000
                                      -----------

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/Tim Neer
                                            -------------------------------
                                                     Tim Neer
                                                     Vice President
                                                     Investor Operations